SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934


Filed by the Registrant                                       [X]
Filed by a Party other than the Registrant                    [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (section)240-14a-11(c) or
(section)240-14a-12

                         Franklin Multi-Income Trust
               (Name of Registrant as Specified In its Charter)

                         Franklin Multi-Income Trust
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2)
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

            1) Title of each class of securities to which transaction applies:


            2)   Aggregate number of securities to which
                 transaction applies:


            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
                 Rule 0-11:


            4)   Proposed maximum aggregate value of transaction:


1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)   Amount Previously Paid:

            2)   Form, Schedule or Registration Statement No.:

            3)   Filing Party:

            4)   Date Filed:






                              IMPORTANT INFORMATION
                               FOR SHAREHOLDERS OF
                           FRANKLIN MULTI-INCOME TRUST

The attached materials include your proxy statement and proxy card. The proxy card serves as a ballot, allowing you to express your views regarding certain aspects of the Fund's operations. Please fill out and sign the proxy card, and return it in the accompanying postage-prepaid envelope to the Fund, which will assure that your votes are cast in accordance with your preferences.

When you review the attached proxy statement, you will discover that the Fund is requesting your vote on just two matters--the election of three Trustees and the confirmation of the Board of Trustees' appointment of the independent auditors for the Fund--which are annually presented to the Fund's shareholders for their consideration. By completing and signing the proxy card, and mailing it to the Fund, you reduce the possibility that the Fund will need to conduct additional or follow-up solicitations of shareholders. In the event that an insufficient number of shareholders vote and return their proxies, such that it becomes necessary for the Fund or the Fund's investment adviser to hire an outside firm to contact shareholders, the additional costs of soliciting shareholders will be an expense that the Fund will have to bear.

The Fund is eager to receive your votes on the proposed matters. Please take a moment to review these materials and return your proxy to the Fund.






TABLE OF CONTENTS

            A Letter from the Chairman
            Notice of Annual Meeting of Shareholders
            The Proxy Statement..............................  1
            Proposal 1.......................................  2
            Proposal 2.......................................  8
            Other Information................................  9

The Proxy Card Follows Page 10






777 Mariners Island Blvd.
P.O. Box 7777
San Mateo, CA 94403-7777
415/312-3000

A Letter from the Chairman

Dear Fellow Shareholders:

My purpose in writing is to request that you consider two matters that relate to your ownership of shares in the Franklin Multi-Income Trust. The Board of Trustees of the Fund asks that you cast your proxies on two issues:

    1. Electing the Class I Trustees to oversee the management of the Fund; and

    2. Ratifying the appointment by the Trustees of Coopers & Lybrand L.L.P. as the independent auditors for the Fund for its current fiscal year.

You will recall that the Fund, in the context of holding its annual meeting each year, presents the election of Trustees and the approval of the Fund's auditors to a shareholder vote. As in past years, we urge you to confirm the Board's recommendations by electing the proposed Trustees and ratifying the selection of the auditors.

As you review the proxy statement for the 1996 Annual Meeting of Shareholders, you will discover that it now includes explanatory notes (in italics) that are designed to provide you with a simpler and more concise explanation of certain issues. While much of the information that must be furnished in the proxy statement is technical and required by the Fund's regulator, we hope that the use of these explanations will be helpful to you.

The vote of each shareholder is important to the Fund. On behalf of the Trustees, thank you in advance for the consideration that I am confident that you will give to these issues as you read the proxy statement and execute your proxy card.

                                        Sincerely,

                                        CHARLES B. JOHNSON
                                        Chairman






This page intentionally left blank.

The Notice, set forth below, constitutes the formal agenda for the Annual Meeting of Shareholders.

The Notice specifies what issues will be considered by shareholders, and the time and location of the Meeting.

All shareholders are cordially invited to attend the Meeting in person. If you do not expect to attend the Meeting, please indicate your voting instructions on the proxy card, which appears at the end of these materials, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense to the Fund of further solicitation, please mail in your executed proxy promptly.

                           FRANKLIN MULTI-INCOME TRUST
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 11, 1996

To the Shareholders of Franklin Multi-Income Trust:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Franklin Multi-Income Trust (the "Fund") will be held at the offices of the Fund, 777 Mariners Island Blvd., San Mateo, California, 94404 at 10:00 a.m. Pacific time, on July 11, 1996, to consider the following matters:

     1. Electing three (3) Class I Trustees of the Fund. See page 2.

     2. Ratifying the selection of Coopers & Lybrand L.L.P., as independent auditors for the Fund for the current fiscal year. See page 8.

     3. To consider any other business as may properly come before the Meeting. See page 8.

As provided in the Fund's By-Laws, the Board of Trustees has fixed the close of business on May 10, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Only shareholders who appear on the Fund's books on the record date ("shareholders of record") will be entitled to vote at the Meeting or any adjournment thereof.

                                        By Order of the Board of Trustees,

                                        DEBORAH R. GATZEK
                                        Secretary

San Mateo, California
Dated: May 30, 1996






PLEASE RETURN YOUR PROXY CARD PROMPTLY
YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

This page intentionally left blank.

The proxy statement, which begins below and continues through page 10, is designed to furnish shareholders with the information necessary to vote on the matters listed in the Notice on the prior page. Certain of the information in the proxy statement must be included because of requirements of the Securities and Exchange Commission (the "SEC"). Some of this information may be technical.

                           FRANKLIN MULTI-INCOME TRUST
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held July 11, 1996
                   SOLICITATION, REVOCATION AND VOTING OF PROXIES

The enclosed proxy is solicited by and on behalf of the management of Franklin Multi-Income Trust (the "Fund") in connection with the annual meeting of shareholders to be held July 11, 1996 (the "Meeting"). You may revoke your previously granted proxy at any time before it is exercised by delivering a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and casting your votes in person. The cost of soliciting these proxies will be borne by the Fund. In addition to solicitations by mail, some of the officers and employees of the Fund, the Fund's investment adviser, Franklin Advisers, Inc., and its affiliates, without extra remuneration, may conduct additional solicitations by telephone, telegraph and personal interviews. An outside professional soliciting firm may also be retained to aid in the solicitation of proxies, the cost of which will be borne by the Fund. It is expected that this proxy statement will be first mailed to shareholders on or about May 30, 1996.

The Fund is requesting your vote on two matters at the July 11th Annual Meeting. The Board of Trustees (the "Board") recommends that shareholders vote:

     (1) For the election as Trustees of the three nominees, and

     (2) For the ratification of the selection of Coopers & Lybrand L.L.P. as independent auditors

The proxyholders will vote all proxies received. It is the present intention that, absent contrary instruc-tions, the enclosed proxy will be voted: for the election as Trustees of the nominees named hereinafter, but the proxyholders reserve full discretion to cast votes for other persons in the event such nominees are unable to serve; for the ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors for the Fund for the fiscal year ending March 31, 1997; and in the discretion of the proxyholders upon such other business not now known or determined as may legally come before the Meeting. Under relevant state law and the Fund's trust documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.






                              VOTING OF SECURITIES

Only shareholders of record on the Fund's books at the close of business on May 10, 1996, are entitled to vote at the Meeting or any adjournment thereof. On that date, the Fund had 5,857,600 shares of beneficial interest ("Shares") outstanding, each Share being entitled to one vote.

From time to time, the number of Shares of the Fund held in the "street name" accounts of various secu-rities dealers for the benefit of their clients may exceed 5% of the total Shares outstanding. To the Fund's knowledge, no other person beneficially or of record owns more than 5% of the Fund's outstanding Shares.

                        PROPOSAL 1: ELECTION OF TRUSTEES

The role of trustees is to provide general oversight of the Fund's business, and to guarantee that the Fund is operated for the benefit of shareholders. The trustees meet monthly, and review the Fund's investment performance. The trustees also oversee the services furnished to the Fund by its investment adviser and various other service providers.

Each of the three nominees is presently serving as a trustee of the Fund, and was previously elected by the shareholders in 1993. Messrs. Abbott and Ashton have served as trustees since the Fund's commencement of operations in 1989, and Mr. Macklin has served on the Board since 1992.

In order to be elected to serve another three-year term, the trustees must receive the vote of a majority of the Fund's Shares, represented in person or by proxy.

The Board is divided into three classes, with each class standing for election every third year. The following persons have been nominated to be Class I trustees of the Fund, to hold office for a three-year term ending in 1999, and until their successors are elected and shall qualify to serve: Frank H. Abbott, III, Harris J. Ashton and Gordon S. Macklin. Information on these nominees, as well as the other trustees of the Fund who are not currently standing for election, is provided below. All of the nominees have consented to serve as trustees if elected. However, if any nominee is not available for election at the time of the Meeting, the proxyholders may vote for any other person in their discretion or may refrain from electing or voting to elect anyone to fill the position. The favorable vote of the holders of a plurality of the Shares represented at the Meeting, in person or by proxy, is required to elect the trustees.

                                                                Shares
                                                            Beneficially
  Name, Age, Address, and Five-Year                           Held as of
  Business Experience                    Term of Office     April 30, 1996
- --------------------------------------------------------------------------
  Frank H. Abbott, III                      8/96-7/99             400
  Age 75
  1045 Sansome St.
  San Francisco, CA 94111
  Trustee since 1989

 President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.






  Harris J. Ashton                          8/96-7/99     500
  Age 63
  General Host Corporation
  Metro Center, 1 Station Place
  Stamford, CT 06904-2045
  Trustee since 1989

 President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

  Gordon S. Macklin                         8/96-7/99            1,800
  Age 68
  8212 Burning Tree Road
  Bethesda, MD 20817
  Trustee since 1992

 Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), Fusion Systems Corporation (industrial technology), and Source One Mortgage Services Corporation (information services); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H&Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

The following persons constitute the remaining trustees. Trustees who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, are designated by an asterisk(*).

                                                                Shares
                                                             Beneficially
  Name, Age, Address, and Five-Year                           Held as of
  Business Experience                    Term of Office     April 30, 1996
- --------------------------------------------------------------------------

  S. Joseph Fortunato                       9/94-9/97             100
  Age 63
  Park Avenue at Morris County
  P.O. Box 1945
  Morristown, NJ 07962-1945
  Trustee since 1989

 Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; and director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

  David W. Garbellano                       9/94-9/97             100
  Age 81
  111 New Montgomery St., #402
  San Francisco, CA 94105
  Trustee since 1989

 Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

* Edward B. Jamieson                        8/95-7/98            None
  Age 47
  777 Mariners Island Blvd.
  San Mateo, CA 94404
  President and Trustee since 1993

 Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or director or trustee of five of the investment companies in the Franklin Group of Funds.

* Charles B. Johnson                        8/95-7/98          3,703.587
  Age 63
  777 Mariners Island Blvd.
  San Mateo, CA 94404
  Chairman of the Board since 1993 and Trustee since 1989

 President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

* Rupert H. Johnson, Jr.                    8/95-7/98            1,000
  Age 55
  777 Mariners Island Blvd.
  San Mateo, CA 94404
  Senior Vice President since 1992 and Trustee since 1989

 Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 61 of the investment companies in the Franklin Templeton Group of Funds.

  Frank W. T. LaHaye                        9/94-9/97            none
  Age 67
  20833 Stevens Creek Blvd.
  Suite 102
  Cupertino, CA 95014
  Trustee since 1989

 General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee or managing general partner, as the case may be, of 26 of the investment companies in the Franklin Group of Fund.

The Trustees are paid a fixed fee from the Fund for serving on the Board. Certain of the Trustees also serve as trustees of other investment companies in the Franklin Group of Funds and the Templeton Groups of Funds. There is one committee of the Board--the Audit Committee--which furnishes the Board with recommendations regarding the selection of auditors.

Trustees not affiliated with the investment manager ("nonaffiliated Trustees") are currently paid fees of $1,200 per year plus $50 per meeting attended and are reimbursed for expenses incurred in connection with attending such meetings.

As indicated above, certain of the Fund's nonaffiliated Trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated Trustees by the Fund and by other funds in the Franklin Templeton Group of Funds.

                                      Total Fees Received     Number of Boards in
                      Total Fees    from Franklin Templeton the Franklin Templeton
                       Received         Group of Funds         Group of Funds on
Name                  from Fund*     Including the Fund**    Which Each Serves***

Frank H. Abbott, III....  $1,800           $162,420                  31
Harris J. Ashton........   1,800            327,925                  56
S. Joseph Fortunato.....   1,800            344,745                  58
David W. Garbellano.....   1,800            146,100                  30
Frank W.T. LaHaye.......   1,750            143,200                  26
Gordon S. Macklin.......   1,800            321,525                  53

*For the fiscal year ended March 31, 1996.

**For the calendar year ended December 31, 1995.

***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 162 U.S. based mutual funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending Board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partners. No officer or trustee received any other compensation directly from the Fund. Certain officers or trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation in the management fees received by Franklin Advisers, Inc.

During the last fiscal year, there were twelve meetings of the Board of Trustees. All of the trustees attended at least 75% of such meetings. Messrs. Abbott, Garbellano and LaHaye compose the Audit Committee of the Board of Trustees with the function of making recommendations to the full Board with respect to the selection of auditors. The Audit Committee met twice during the fiscal year ended March 31, 1996. The Fund currently does not have a standing nominating or compensation committee of the Board of Trustees.

The executive officers of the Fund other than those listed above are:

Name, Age, Address, and Five-Year Business Experience

Harmon E. Burns
Age 51
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1989

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

Kenneth V. Domingues
Age 63
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President - Financial Reporting and Accounting Standards since January 1995

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan
Age 35
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President and Chief Financial Officer since January 1995

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

Name, Age, Address, and Five-Year Business Experience
Deborah R. Gatzek
Age 47
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1992 and Secretary since 1989

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson
Age 39
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091
Vice President since 1989

Senior Vice President and Director, Franklin Resources, Inc ; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 40 of the investment companies in the Franklin Templeton Group of Funds.

Gregory E. Johnson
Age 34
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1989

President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Resources, Inc. and Franklin Advisers, Inc.; employee of Franklin Resources, Inc. and its subsidiaries in administrative and portfolio management capacities since 1986, and officer of one investment company in the Franklin Group of Funds.

Diomedes Loo-Tam
Age 57
777 Mariners Island Blvd.
San Mateo, CA 94404
Treasurer and Principal Accounting Officer since January 1995

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey
Age 58
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1989

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.






Name, Age, Address, and Five-Year Business Experience

R. Martin Wiskemann
Age 69
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1989

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 21 of the investment companies in the Franklin Group of Funds.

All officers serve at the pleasure of the Board.

On April 30, 1996, the Trustees and officers as a group beneficially owned less than 1% of the Fund's outstanding Shares. Certain Trustees own shares in various other funds in the Franklin Templeton Group of Funds. Charles E. Johnson and Gregory E. Johnson are the sons and nephews, respectively, of Charles B. Johnson and Rupert H. Johnson, Jr., who are brothers.

Shareholders are entitled to one vote per Share. All voting rights are non-cumulative, which means that the holders of more than 50% of the Shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining Shares so voting will not be able to elect any Trustees.

                         PROPOSAL 2: TO RATIFY OR REJECT
                      THE SELECTION OF INDEPENDENT AUDITORS

Coopers & Lybrand L.L.P. has served as the independent auditors for the Fund since its inception in 1989. The Board recommends that you vote in favor of the selection of Coopers & Lybrand L.L.P. as auditors for the Fund for the fiscal year ending March 31, 1997.

The Board is requesting ratification of its designation of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors to audit the books and accounts of the Fund for the fiscal year ending March 31, 1997. The selection of auditors was approved at a meeting of the Board on March 21, 1996, and included the favorable vote of a majority of the Trustees who are not interested persons of the Fund. A representative of Coopers & Lybrand L.L.P. is not expected to be present at the Meeting. During the fiscal year ended March 31, 1996, the auditing services of Coopers & Lybrand L.L.P. consisted of the rendering of an opinion on the financial statements of the Fund.

The favorable vote of a majority of the Shares represented at the Meeting, in person or by proxy, is required to ratify the selection of auditors.

                            PROPOSAL 3: OTHER MATTERS

The Board of the Fund does not intend to bring any matters before the Meeting other than Proposals 1 and 2 described above and is not aware of any other matters to be brought before the Meeting or any adjournments thereof by others. If any matters properly come before the Meeting, it is intended that the accompanying proxy may be voted on such matters in accordance with the best judgment of the persons named in said proxy.






In the event that sufficient votes in favor of the Proposals set forth in the Notice of Annual Meeting of Shareholders are not received by the date of the Meeting, the proxyholders may propose one or more adjournments of the Meeting within a reasonable period of time to permit further solicitation of proxies, even though a quorum is present. Any such adjournment will require the affirmative vote of a majority of the votes cast on the questions, in person or by proxy, at the session of the Meeting to be adjourned. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                                OTHER INFORMATION

The information set out below, while not directly related to the proposals that you are being asked to consider, is required by the SEC to be included in the proxy statement. Because the Fund is a closed-end investment company, there are certain reporting and filing requirements that may arise as described below.

The Manager

Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404 serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries. Advisers acts as investment manager or administrator to 36 U.S. registered investment companies (119 separate series) with aggregate assets of over $81 billion.

Section 16 of the Securities Exchange Act of 1934, as amended, requires that trustees or directors, certain officers, and persons who own more than ten percent of a fund's Shares, as well as a fund's investment adviser and certain affiliated persons of that investment adviser, file with the SEC and the New York Stock Exchange reports of their ownership and changes in ownership of such Shares on Forms 3, 4 and 5. Such filing persons are required by SEC regulations to furnish to the fund copies of all Forms 3, 4 and 5 that they file.

Based upon a review of these filings and certain written representations from such persons that no other reports were required to be filed, the Fund believes that, except as noted, the requirements of Section 16 were met. The Fund notes that, during the Fund's prior fiscal year, the following persons inadvertently failed to file, in a timely manner in accordance with Section 16 of the Securities Exchange Act of 1934, an initial Form 3, due upon becoming an officer: Martin L. Flanagan, who became Vice President and Chief Financial Officer of the Fund in January, 1995, and Diomedes Loo-Tam, who became Treasurer and Principal Accounting Officer of the Fund in January, 1995. Neither Mr. Flanagan nor Mr. Loo-Tam had any transactions in the Fund.

Shareholder Proposals

The Fund anticipates that its next Annual Meeting will be held in July, 1997. Any shareholder intending to present any proposal for consideration at the Fund's next Annual Meeting must, in addition to meeting other applicable requirements, mail such proposal to the Fund so that it is received at the Fund's executive offices not less than 120 days in advance of May 30, 1997.


Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended March 31, 1996, is enclosed with this proxy statement. Upon request, shareholders may obtain without charge a copy of the Annual Report by writing the Fund at the address above or calling the Fund at 1-800/DIAL BEN.

                                        Respectfully Submitted,

                                        DEBORAH R. GATZEK
                                        Secretary

Dated: May 30, 1996
San Mateo, California

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE YOUR FULL TITLE AS SUCH. WHERE STOCK IS HELD JOINTLY, BOTH SIGNATURES ARE REQUIRED.




PROXY
                         FRANKLIN MULTI-INCOME TRUST

                ANNUAL MEETING OF SHAREHOLDERS - JULY 11, 1996

    The undersigned hereby revokes all previous proxies for his shares and appoints Harmon E. Burns, Rupert H. Johnson, Jr., Deborah R. Gatzek and Larry
L. Greene, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Multi-Income Trust (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 777 Mariners Island Blvd., San Mateo, California at 10:00 a.m. Pacific time on the 11th day of July 1996, including any adjournments thereof, upon the matters set forth below.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF EACH LISTED PROPOSAL (INCLUDING ALL NOMINEES FOR TRUSTEES) AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ITEM 3.


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                               SEE REVERSE SIDE

X  PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. Election of Trustees for a three-year term
Nominees: Frank H. Abbott, III, Harris J. Ashton, Gordon S. Macklin

FOR                        WITHHOLD AUTHORITY
ALL NOMINEES               TO VOTE FOR ALL
LISTED ABOVE               NOMINEES LISTED ABOVE

- --------------------------------------
For all nominees except as noted above

    FOR    AGAINST  ABSTAIN

2. Ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as the independent auditors for the Fund for the fiscal year ending March 31, 1997.

GRANT    WITHHOLD

3. To vote upon any other business which may legally come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Note: please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

Signature:_____________________      Date:_______________________

Signature:_____________________      Date:_______________________